SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK ALEX REGENSBURG, derivatively on behalf of PROGYNY, INC., Plaintiff, v. PETE ANEVSKI, DAVID SCHLANGER, FRED E. COHEN, LLOYD DEAN, KEVIN GORDON, ROGER HOLSTEIN, JEFF PARK, NORMAN PAYSON, CHERYL SCOTT, and BETH SEIDENBERG, Defendants, and PROGYNY, INC., Nominal Defendant. Index No.: 652573/2025 NOTICE OF PENDENCY OF SETTLEMENT OF DERIVATIVE ACTION TO: ALL CURRENT STOCKHOLDERS OF PROGYNY, INC. (TRADING SYMBOL: PGNY) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS, AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR PURSUING THE CLAIMS DEFINED HEREIN. IF YOU HOLD PROGYNY, INC. COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS NOTICE TO SUCH BENEFICIAL OWNER. IF YOU DO NOT OBJECT TO THE PROPOSED SETTLEMENT, OR THE AGREED-TO ATTORNEYS’ FEE AND EXPENSE AMOUNT DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

2 I. WHY ARE YOU RECEIVING THIS NOTICE? The purpose of this Notice is to tell you about (i) the above-captioned lawsuit (the “Action”) in the Supreme Court for the State of New York, New York County (the “Court”) brought on behalf of Progyny, Inc. (“Progyny” or the “Company”) by Plaintiff Alex Regensberg derivatively; (ii) a proposal to settle the Action as provided in a Stipulation of Compromise and Settlement (the “Stipulation”) that sets forth the terms and conditions of the proposed settlement of this Action (the “Settlement”); and (iii) your right, among other things, to attend and participate in a hearing to be held on ___________________, 2026 at _____ a.m., on Microsoft Teams (the “Settlement Hearing”).1 This Notice describes the rights you may have under the Stipulation and what steps you may, but are not required to, take concerning the proposed Settlement. If the Court approves the Stipulation, the Parties will ask the Court to approve an Order and Final Judgment that would end the Action. II. BACKGROUND: WHAT IS THE ACTION ABOUT? THE FOLLOWING DESCRIPTION DOES NOT CONSTITUTE FINDINGS OF ANY COURT. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF ANY COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES. Plaintiff Alex Regensberg (“Plaintiff”) is a Progyny stockholder. Nominal defendant Progyny is a Delaware corporation with its principal place of business in New York, New York. Progyny provides fertility, family building, and women’s reproductive health benefits to employers and their employees, offering services that include preconception care, fertility treatments, pregnancy support, postpartum care, and menopause support. Defendants Pete Anevski, David Schlanger, Fred E. Cohen, Lloyd Dean, Kevin Gordon, Roger Holstein, Jeff Park, Norman Payson, Cheryl Scott, and Beth Seidenberg (collectively, the “Individual Defendants,” and together with nominal defendant Progyny, “Defendants”) are or were members of the Board of Directors of Progyny. Plaintiff, nominal defendant Progyny, and the Individual Defendants are collectively referred to herein as the “Settling Parties.” On April 25, 2025, Plaintiff commenced this derivative action captioned Regensberg v. Anevski, et al., Index No. 652573/2025 (N.Y. Sup.) in the Court, by filing a Verified Shareholder Derivative Complaint (the “Complaint”). The Complaint includes claims for breach of fiduciary duty and unjust enrichment against the Individual Defendants based upon allegations that, since 2020, the Company’s board of directors (“Board”) approved and awarded excessive and improper compensation to themselves as non-employee directors of Progyny, including as compared to the compensation paid to directors of peer companies during the same years. Defendants have denied, 1 All capitalized terms not otherwise defined have the meaning ascribed to them in the Stipulation. May 28, 11

3 and continue to deny, the allegations in the Complaint, including that they awarded excessive or improper compensation to non-employee directors of Progyny. Following the commencement of the Action, counsel for the parties agreed to extend Defendants’ deadline for responding to the Complaint while the Settling Parties discussed a potential resolution of the Action. After multiple rounds of arm’s length negotiations between the Settling Parties, the Settling Parties reached an agreement in principle, subject to Plaintiff’s receipt of confirmatory discovery, providing for the settlement of Plaintiff’s claims upon the terms and subject to the conditions set forth in the Stipulation. Pursuant to the Settlement, Progyny will adopt a series of corporate governance reforms, reflected in §2.3 of the Stipulation (the “Reforms”), that the Settling Parties agree confer substantial benefits on Progyny and its stockholders. The Reforms require the Company to, inter alia, adopt a new director compensation policy that places meaningful limits on the Board’s ability to award non-employee director compensation. Following receipt and review of the confirmatory discovery, Plaintiff and Plaintiff’s Counsel confirmed that in their view the settlement agreement in principle as negotiated was fair and adequate to the Company and its stockholders, and that it was appropriate and reasonable to pursue Court approval of the Settlement based on the terms and subject to the conditions set forth in the Stipulation. THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFF’S CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW OR THAT RECOVERY COULD BE HAD IF THE ACTION WAS NOT SETTLED. III. WHAT ARE THE TERMS OF THE SETTLEMENT? Within ten (10) business days of the Effective Date, the Board agrees to adopt the corporate governance Reforms, which shall be maintained for a period of at least four (4) years from adoption. The Settling Parties agree that the Reforms confer substantial benefits on the Company and its stockholders. As part of the Reforms, the Company shall adopt a new director compensation policy that provides, among other things, that: a. The Company’s non-employee directors shall be entitled to receive an annual award (“Annual Award”) comprised of (i) a cash award not to exceed $48,000 per director ($40,000 cash retainer and $8,000 for committee service) (“Cash Award”); and (ii) an equity award not to exceed $240,000 per director (the “Equity Award”). The Annual Award shall not exceed $288,000 per non-employee director. b. Directors may elect to receive their Cash Award in the form of Stock Options. The Equity Award may be comprised of either (i) 100% Restricted Stock Units (“RSUs”) or (ii) 75% RSUs and 25% Stock Options. Each Equity Award shall be

4 issued in terms of value and calculated at the time of the grant. No supplemental equity grants shall be awarded to initial or newly elected non-employee directors. c. In addition to the Annual Award (i) the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board shall be entitled to receive annual cash awards of $25,000, $20,000 and $15,000, respectively; and (ii) the Board’s Lead Independent Director shall be entitled to receive an annual cash award of $40,000. No other compensation shall be paid to the Company’s non- employee directors for their service on the Board. IV. CORPORATE BENEFIT ONLY Because the Action was brought for the benefit of Progyny, any monetary benefit or recovery in the litigation (whether from this or any settlement or through a judgment in favor of the Plaintiff) would go to Progyny. Progyny stockholders will not receive any direct payment as a result of the Stipulation and will not need to fill out any kind of claims form as a result of the Settlement. V. COURT APPROVAL The Stipulation and the Settlement are contingent on receiving approval from the Court. VI. WHAT CLAIMS WILL THE SETTLEMENT RELEASE Upon the Effective Date, the Releasing Persons shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice the Released Claims (including Unknown Claims) against the Individual Defendants and each of the Released Persons; provided, however, that such release shall not affect any rights of any Settling Party to enforce the terms of the Stipulation. Upon the Effective Date, the Released Persons and Progyny shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled, released, discharged, extinguished, and dismissed with prejudice all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action against Plaintiff and Plaintiff's Counsel; provided, however, that such release shall not affect any rights of any Settling Party to enforce the terms of the Stipulation. “Released Claims” means and includes any and all manner of claims, causes of action, demands, rights, lawsuits, suits, liabilities, losses, obligations, duties, damages, costs, debts, penalties, or sanctions of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined herein), whether at law or in equity, direct or derivative, vested or contingent, whether based on state, local, foreign, federal, statutory, regulatory, common,

5 or other law or rule, that have been or could have been asserted by Plaintiff, or any other Progyny stockholder or any other Person acting or purporting to act on behalf of Progyny against the Released Persons in the Action or in any other court, tribunal, or proceeding arising out of, based upon, or relating or connected in any way to the allegations, actions, transactions, occurrences, statements, omissions, disclosures, facts, practices, events, or claims alleged or referred to in the Complaint, including without limitation, (i) any compensation paid by Progyny to its non- employee directors from January 1, 2020 through the Effective Date; (ii) any non-employee director compensation plan, policies or guidelines in effect at Progyny from January 1, 2020 though the Effective Date; and (iii) any decision of the Company’s officers or directors related to the foregoing; provided, however, that it is understood that “Released Claims” and any release provided by the Settlement shall not include: (a) any claims to enforce the Settlement, and (b) any claims by Defendants or any insured to enforce their rights under any contract or insurance policy. “Released Persons” shall mean each of Individual Defendants and Progyny and their parents, subsidiaries, affiliates, predecessors, successors, and controlling persons, and each of their respective past or present officers, directors, employees, stockholders, family members, spouses, heirs, trusts, trustees, executors, beneficiaries, agents, representatives, partners, members, advisors, consultants, representatives, accountants, attorneys, insurers, and associates. “Releasing Persons” means Plaintiff (both individually and derivatively on behalf of Progyny), any other Progyny stockholder acting or purporting to act on behalf of Progyny, and Progyny. “Releasing Person” means, individually, any of the Releasing Persons. “Unknown Claims” means any Released Claim(s) which Plaintiff or Defendants do not know of or suspect to exist in his, her, or its favor at the time of the release of the Released Claims, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties expressly and all Releasing Persons shall be deemed to have waived the provisions, rights, and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. VII. WHAT ARE THE REASONS FOR SETTLING THE ACTION? Plaintiff’s entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Action. However, Plaintiff and Plaintiff’s Counsel also recognize and acknowledge

6 the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against Defendants through trial and through possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel also are mindful of the inherent problems of proof and possible defenses to the claims alleged in such actions. Based upon Plaintiff’s Counsel thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and Plaintiff’s Counsel have determined that in their view the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and in the best interests of Progyny and its stockholders and have agreed to settle the Action on the terms and subject to the conditions set forth therein. The Defendants have denied, and continue to deny, the allegations in the Complaint, including that they have committed any breach of fiduciary duty or any other duty owed to Progyny or its stockholders, that they were unjustly enriched as a result of any breach of fiduciary duty or any other act, omission or conduct, or that they committed any violations of law or wrongdoing whatsoever or that Progyny or Progyny’s stockholders suffered any damage or harm as a result of any act, omission or conduct alleged in the Action or otherwise. The Defendants have further asserted, and continue to assert, that at all relevant times, they have acted in good faith and in a manner that they believed to be in the best interests of Progyny and its stockholders, and that they are entering into the Stipulation and the Settlement solely to eliminate the uncertainty, distraction, disruption, burden, expense, and risk inherent in further litigation. VIII. HOW WILL THE ATTORNEYS GET PAID? The Settling Parties did not discuss the appropriateness or amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel until after reaching agreement on the terms of the Settlement, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel. After agreeing to the terms of the Settlement, Plaintiff’s Counsel and Progyny separately began negotiating the amount of the award of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel. In recognition of the terms of the Settlement and the prosecution and settlement of the Action, and subject to Court approval, Progyny and/or its insurance carriers have agreed to pay an award of attorneys’ fees and expenses to Plaintiff’s Counsel of $450,000 (the “Fee and Expense Amount”). The Fee and Expense Amount will be paid by the Defendants and/or their insurers. The Fee and Expense Amount includes the fees and expenses incurred by Plaintiff’s Counsel in connection with the prosecution and settlement of the Action. Plaintiff’s Counsel will not seek fees or expenses from the Court in excess of the Fee and Expense Amount and Plaintiff’s Counsel will not make an application for attorneys’ fees or expenses in any other jurisdiction. Except as otherwise provided herein, each of the Settling Parties shall bear his, her, or its own fees and costs.

7 IX. WHEN WILL THE SETTLEMENT HEARING TAKE PLACE? The Court has scheduled a Settlement Hearing to be held on May 28, 2026 at 11 a.m. on Microsoft Teams. Any objecting stockholder that wishes to participate in the hearing, or any other interested member of the public that wishes to observe the hearing, shall email the court (mrand@nycourts.gov) to request an invite. At the Settlement Hearing, the Court will consider (a) whether the Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate and in the best interests of Progyny and its current stockholders, and thus should be finally approved, (b) whether the fees and expenses sought by Plaintiff’s Counsel should be approved, and (c) whether the Action should be dismissed with prejudice by entry of the Final Judgment pursuant to the Stipulation. The Court will also hear and determine objections, if any, to the Settlement, the Fee and Expense Amount sought by Plaintiff’s Counsel, and rule on such other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing from time to time without further notice to anyone other than the Settling Parties and any Objectors (as defined below). The Court reserves the right to approve the Stipulation at or after the Settlement Hearing with such modifications as may be consented to by the Settling Parties to the Stipulation and without further notice. X. DO I HAVE A RIGHT TO APPEAR AND OBJECT? Any record or beneficial stockholder of Progyny who objects to the Settlement, the proposed Final Judgment to be entered, the Fee and Expense Amount, or who otherwise wishes to be heard (an “Objector”) may appear on Microsoft Teams or by his, her, or its attorney at the Settlement Hearing and present any evidence or argument that may be proper and relevant; provided, however, that no Objector shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Final Judgment to be entered thereon, unless he, she, or it has, no later than ten (10) calendar days before the Settlement Hearing (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), filed with the Clerk of the Supreme Court for the State of New York, New York County, and served (electronically, by hand, or by overnight mail) on Plaintiff’s Counsel and Defendants’ Counsel, at the addresses below, the following: (i) proof of current ownership of Progyny stock; (ii) a written notice of the Objector’s intention to appear, including identifying, if represented, the Objector’s counsel; (iii) a detailed statement of the objections to any matter before the Court; and (iv) a detailed statement of all of the grounds thereon and the reasons for the Objector’s desire to appear and to be heard, as well as all documents or writings which the Objector desires the Court to consider. In addition to the aforementioned Court address, the addresses to which such information should be sent (electronically, by hand, or by overnight mail) are as follows: KUEHN LAW PLLC Justin A. Kuehn 53 Hill Street, Suite 605 Southampton, NY 11968 Telephone: (833) 672-0814

8 justin@kuehn.law RIGRODSKY LAW, P.A. Seth D. Rigrodsky Vincent A. Licata 225 Broadway, Suite 370 New York, NY 10007 (212) 201-7609 sdr@rl-legal.com vl@rl-legal.com Counsel for Plaintiff DAVIS POLK & WARDWELL LLP Rory A. Leraris 450 Lexington Avenue New York, NY 10017 (212) 450-4000 Rory.Leraris@davispolk.com Counsel for Defendants Any person or entity who fails to object in the manner prescribed above shall be deemed to have waived such objection (including the right to appeal), unless the Court in its discretion allows such objection to be heard at the Settlement Hearing, and shall forever be barred from raising such objection in the Action or any other action or proceeding or otherwise contesting the Stipulation or the Fee and Expense Amount, and will otherwise be bound by the Final Judgment to be entered and the releases to be given. You are not required to appear at the Settlement Hearing in order to have your timely and properly filed objection considered. XI. HOW DO I GET ADDITIONAL INFORMATION ABOUT THE SETTLEMENT? This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Action and the terms of the Settlement, please refer to the Stipulation filed with the Court. You may examine the Court files during regular business hours of each business day at the office of the Clerk for the Supreme Court for the State of New York, New York County Courthouse, 60 Centre St., New York, New York 10007 or view them electronically at https://iapps.courts.state.ny.us/nyscef/CaseSearch and searching Index No. 652573/2025. The Clerk’s office will not mail copies to you. For more information concerning the Settlement, you may also call or write to: Kuehn Law PLLC, c/o Justin A. Kuehn, 53 Hill Street, Suite 605, Southampton, NY 11968, Telephone: (833) 672-0814

PLEASE DO NOT WRITE OR CALL THE COURT OR THE OFFICE OF THE CLERK FOR THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY REGARDING THIS NOTICE. IT IS SO ORDERED: JS.C. 9 ASE T RITE R L E URT R E FFICE F E RK R E E URT F E TE F RK, RK UNTY ARDING IS TICE.